Exhibit 99.2

Third Quarter 2012 Financial Results November 7, 2012 Accelerating Value Realization, Growing Through Strategic Investments and Delivering the Greatest Value from Every Acre

Notice to Investors This presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including our ability to promptly and effectively integrate Credo’s businesses. Other factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; changes in commodity prices; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this news release to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP financial measures. The required reconciliation to GAAP financial measures can be found on our website at www.forestargroup.com. 2

Third Quarter 2012 Financial Results 3 3 Accelerating Value Realization, Growing Through Strategic Investments and Delivering the Greatest Value from Every Acre

Net Income (Loss) Before Special Items Reflect Benefit of Accelerating Real Estate Value Realization 4 ($ in Millions, except per share data) 3rd Quarter 2012 3rd Quarter 2011 Net Income (Loss) ($0.7) $36.4 Earnings (Loss) Per Share After-Tax ($0.02) $1.02 Special items per share: Credo acquisition expenses $0.06 $ - Extinguishment of debt and debt offering expenses 0.08 0.01 Gain on sale of timberland - ($1.12) Total Special Items per share $0.14 ($1.11) Net income (loss) per share before special items $0.12 ($0.09) Note: Q3 2012 weighted average diluted shares outstanding were 35.2 million Q3 2012 results include after-tax expenses of ($2.1) million, or ($0.06) per share, associated with acquisition of CREDO Petroleum Q3 2012 results include after-tax loss of ($2.9) million or ($0.08) per share, from extinguishment of debt related to amendment and extension of our term loan Q3 2011 results include a gain of $1.12 per share, after-tax, from sale of 57,000 acres of timberland for $87 million These are Non-GAAP financial measures. The reconciliation between GAAP and Non-GAAP financial measures is provided in the tables following this presentation, and on the company’s investor relations website.

Accelerating Value Realization Drives Improved Segment Operating Results 5 ($ in Millions) 3rd Quarter 2012 3rd Quarter 2011 Segment Earnings (Loss): Mineral Resources $6.1 $3.6 Real Estate 12.7 (4.3) Fiber Resources 1.8 0.5 Total Segment Earnings (Loss) $20.6 ($0.2) Q3 2012 real estate segment results include gain of $10.2 million from sale of Broadstone Memorial multifamily community in Houston Q3 2011 real estate segment results include ($3.4) million in charges principally related to environmental remediation activities at our San Joaquin River project located near Antioch, California

Generating Significant Free Cash Flow and Debt Reduction By Accelerating Real Estate Value Realization 6 YTD Q3 2012 Significant Transactions: ($ in millions) Timing Cash Debt Palisades West Venture – sale of 25% interest Q1 2012 $32 $ -- Light Farms Venture– sale of 800 acres Q2 2012 25 (31) Multifamily Ventures – reimbursements Q2 2012 11 -- Multifamily – sale of Broadstone Q3 2012 30 (26) Total $98 ($57) Accelerating value realization from sale of stabilized income producing properties and entitled real estate has generated almost $100 million in cash and over $57 million in debt reduction

Maintaining Balance Sheet Strength and Financial Flexibility Following Acquisition of Credo Petroleum PRELIMINARY – SUBJECT TO ADJUSTMENT Q3 2012 Balance Sheet Adjustments Q3 2012 FOR Consolidated ($ in millions) Assets Cash $66 ($56) $10 Real Estate 552 - 552 Oil & Gas Properties 7 140 147 Timber 13 - 13 Goodwill 5 56 61 Other Assets 96 11 107 Total Assets $739 $151 $890 Liabilities Long-Term Debt 180 97 277 Other Liabilities 38 54 92 Total Liabilities $218 $151 $369 Stockholders Equity $521 - $521 Total Liabilities & Equity $739 - $890 Total Debt / Total Capital 26% - 35% Available Liquidity $175 $2 $177 7 Acquisition of CREDO Petroleum (NASDAQ:CRED) for $14.50 per share Total equity value $146 million - all cash Note: Forestar paid in full approximately $8.8 million of Credo’s outstanding debt at closing

Third Quarter 2012 Operating Highlights 8 Accelerating Value Realization By Increasing Oil Production and Residential Lot Sales and Growing Net Asset Value by Capitalizing on Strategic Growth and Investment Opportunities

Building Momentum - Third Quarter Highlights Closed acquisition of CREDO Petroleum for $146 million Sold Broadstone Memorial multifamily community for $56.4 million Acquired multifamily site in Nashville, TN for $11.4 million Sold 269 residential lots – average pricing up 17% vs. Q3 2011 1,294 lots under option contracts Sold over 197,000 tons of fiber 99% of available land leased for recreation OIL & GAS SINGLE-FAMILY FORESTAR TIMBERLAND MULTIFAMILY 9 Oil production up over 63% vs. Q3 2011 Leased over 3,100 net mineral acres for over $1,100 / acre

Third Quarter 2012 Mineral Resources 10 Building Momentum By Driving Leasing and Exploration to Increase Production and Reserves 10

Increased Leasing Activity and Production Growth Driving Improved Results Segment Earnings Reconciliation Q3 2011 vs. Q3 2012 Q3 2012 Highlights Leased 3,100 net mineral acres for over $1,100 / acre Received approximately $593,000 in delay rentals Oil production up over 63% vs. Q3 2011 2 additional wells completed; 542 total producing wells, up 32 wells vs. Q3 2011** 11 ($ in millions) Note: Wells owned by third-party lessee / operator and excludes wells associated with acquisition of Credo Petroleum * Increased operating expenses include additional cost of sales, higher depletion, additional staffing and professional services ** Represent gross wells, excludes wells related to acquisition of Credo Petroleum Mineral Resources

Forestar’s Share of Quarterly Oil Production Q1 2011 – Q3 2012* Note: Includes ventures; gross wells owned and operated by third party lessees / operators 12 Forestar’s Share of Annual Oil Production 2010 – 2012* Strategy Execution Driving Increased Oil Production * Excludes any benefit from Credo Petroleum acquisition 45% CAGR

Acquisition Provides Meaningful Scale and Solid Platform For Future Growth and Investment Combined Mineral Interests* Market Owned Leased Total Texas 252,000 3,000 255,000 Georgia / Alabama 195,000 - 195,000 Louisiana 144,000 - 144,000 Nebraska / Kansas - 101,000 101,000 North Dakota - 6,000 6,000 Other** 2,000 32,000 34,000 Total 593,000 142,000 735,000 * Note: As of third quarter 2012; includes both fee and leasehold interests ** Includes approximately 8,000 net mineral acres located in various states related to overriding royalty interests 1 1 13 Mineral Interests Credo Acquisition Benefits Increased Scale Doubles Production and Reserves Meaningful Interests In Prolific Basins 142,000 net acres in oil-rich basins 6,200 net acres in Bakken / Three Forks Disclosure Benefits Expands ability to report oil and gas reserve categories

CREDO’s Share of Quarterly Oil Production Fiscal Q1 2011 – Q3 2012 CREDO PV-10* Fiscal 2008 –2011 ($ in millions) 14 Credo Oil Production Growth Accelerating Timely acquisition as production and reserve growth increasing 25% CAGR *PV-10 represents present value of estimated future oil and gas revenues, net of estimated direct expenses, discounted at an annual discount rate of 10%, before income taxes. Future Net Cash flows represents an undiscounted value based upon estimate of future net cash flows from proved developed reserves after deducting estimated severance and ad valorem taxes, but before deducting estimates of future income taxes These are Non-GAAP financial measures. The reconciliation between GAAP and Non-GAAP financial measures is provided on the company’s investor relations website. 14

Bakken / Three Forks Drilling Activity Accelerating Production and Reserve Growth

Bakken / Three Forks Leasehold Interests	
Net Mineral Acres	6,200
Average working interest	8.0%
Potential Units	50
Total Potential Gross Wells	400

Avg. Well EUR* Assumption	>500 Mboe

YTD Third Quarter 2012

Gross Wells Completed	30
Gross Wells Drilling	7
Add'l Wells Planned by YE 2012	9

*EUR represents ultimate economic recoveries per well
**Represents proved developed producing wells

Bakken / Three Forks Acres Locator Map


CANADA
UNITED STAT
PARSHALL FIELD
FORT BERTHOLD RESERVATION
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
Williston Basin Province

Bakken / Three Forks PDP** Wells in Reserves


Wells
50
25
0
-
9
30
2010
2011
Sept. 2012 Est.

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Kansas and Nebraska Represent Scalable Exploration Model with Solid Returns

Kansas & Nebraska Highlights

- 101,000 net acres of leasehold interest
    - Nebraska – 55,000 net acres
    - Kansas – 46,000 net acres
- Target formation: Lansing - Kansas City
- Lower acreage acquisition costs
- Drilling costs: ~$500,000 / well
- Attractive exploration success rate: 40%
- Meaningful reserves: 40,000 - 50,000+ BOE / well
- Scalable exploration model

Kansas & Nebraska
Leasehold Mineral Interests



Nebraska
Kansas

Leasehold Interests

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Well Positioned For Meaningful Production and Reserve Growth Annual Oil Production 17 17 Forestar Oil & Gas Highlights 735,000 net mineral acres* > 924 gross wells** 382 working interest 542 royalty interest > 900,000 BOE of annual production*** Oil = 475,000 Bbls Natural Gas = 2.5 Bcfe 2013 Capex Target = $35 - 45 million 17 ** Includes full year benefit of Credo acquisition Forestar Credo Petroleum * Includes owned mineral interests, leasehold interests and overriding royalty interests ** Excludes 1,181 wells with overriding royalty interest *** Based upon trailing twelve months production for Forestar and Credo

Third Quarter 2012 Fiber Resources Highlights 18 Building Momentum Through Sustainable Harvests and Maximizing Recreational Lease Activity 18

Increased Harvest Activity Driving Improved Results Q3 2012 Highlights Sold over 197,000 tons of fiber, up almost 82% vs. Q3 2011 Average fiber pricing $11.56 per ton, up over 28% vs. Q3 2011 99% of land leased for recreation Fiber Sales Q3 2011 – Q3 2012 ($ in millions) 19 Segment Earnings Reconciliation Q3 2011 vs. Q3 2012 Fiber Resources

Third Quarter 2012 Real Estate Highlights 20 Building Momentum By Increasing Residential Lot Sales and Capitalizing on Growth Opportunities

Accelerating Value Realization of Stabilized Income Producing Properties Driving Improved Results Q3 2012 Highlights Sold Broadstone Memorial multifamily project for $56 million $10.2 million gain $30.0 million in cash $26.5 million in debt reduction Sold 269 residential lots, average price up 17% vs. Q3 2011 Sold 18 acres of commercial land for $2.4 million ($133,900 / acre) Sold over 560 acres of undeveloped land for $1.6 million ($2,800 / acre) Generated $1.1 million in earnings from loan secured by mixed-used community in Houston Segment Earnings (Loss) Reconciliation Q3 2011 vs. Q3 2012 21 ($ in millions) Note: Includes Ventures Real Estate * Includes $1.1 million in earnings from loan secured by Discovery at Springs Trails project in Houston

Timely Developing a Capital Efficient Multifamily Business 22 Stabilized Assets Ownership Units Occupancy Sales Price* Cap Rates Broadstone - Houston, TX 100% 401 98% $56 million 5.8% Las Brisas - Austin, TX 59% 414 95% $40 million 5.9% Under Construction Ownership Units Occupancy Target Completion Target Stabilization Promesa - Austin, TX 100% 289 50%** Q4 2012 Q1 2013 Eleven - Austin, TX 25% 257 -- Q4 2013 Q2 2014 360° - Denver, CO 20% 304 -- Q4 2013 Q2 2014 Future Development Sites Owned Nashville, TN Charlotte, NC Dallas, TX * Note: Broadstone sold during 3rd Qtr. 2012, Las Brisas sold October 2012 ** Note: Promesa currently over 60% leased Business model is to leverage our existing sites and investments with capital from our partners to create and realize value 22

Increasing Multifamily Pipeline Through Acquisition of Attractive Development Site in Nashville 23 23 Nashville site acquired for $11.4 million Located two miles from central business district, employers and transportation One of fastest growing MSAs - 8% growth projected over next five years Product: 324-unit Class A luxury multifamily project Target: mid-2013 construction with units to begin leasing in Q4 2014 Market Statistics: 23 23 Multifamily Development Rendering Nashville Site Locator Map Nashville U.S. Unemployment Rate 7.0% 7.8% Job Growth 0.3% 0.1% Occupancy Rate 96% 95% Rent Growth 5% 3% Site Vanderbilt University CBD 2 miles

Real Estate Revenues Benefitting From Increased Residential Lot Sales Activity 24 Note: Includes consolidated ventures Real Estate Sales Activity (Excluding Timberland Sales) 2009 - 2012 Real Estate Sales Highlights 2012 residential lot sales revenue expected to be up almost 100% vs. 2010 Oct 2012 option contract backlog = 1,575 lots Residential tracts sales benefitting from increased homebuilder interest in securing quality land inventory for future development Commercial tract sales beginning to benefit from improving residential sales activity

Third Quarter 2012 Strategic Initiatives 25 Accelerating Value Realization, Optimizing Transparency and Raising NAV Through Disciplined Investments 25 25

Our Focus: Triple In FOR Initiatives 2012 Activity Focus on Accelerating Value Realization Triple Residential Lot Sales Lot sales up over 21% vs. 2011 Oil production up over 95% vs. 2011 Total segment earnings up over 277% vs. 2011 Sold two stabilized multifamily projects, generating approximately $40 million in cash flow Triple Oil & Gas Production (Mcfe) Triple Total Segment Earnings Optimize Transparency & Disclosure Expand Reported Oil and Gas Resource Potential Acquisition of CREDO Petroleum expands Forestar’s ability to report oil and gas reserve categories Additional Transparency on Water Interests Report Corporate Sustainability Results Raise NAV Through Strategic and Disciplined Investments Growth Opportunities which Prove Up Net Asset Value and Exceed Return Requirements Completed acquisition of CREDO Petroleum Closed multifamily venture Eleven - Austin Closed multifamily venture 360° - Denver > $2.1 million in earnings from loan secured by Discovery at Spring Trails project in Houston Accelerate Participation in Oil & Gas Working Interests Develop Low-Capital, High-Return Multifamily Business 26

December 11, 2012 8:30 am – 12:00 pm Location: New York City Hyatt Grand Central Park Ave at Grand Central Terminal New York, New York 27 Investor Conference

Accelerating Value Realization Increasing oil production and proven reserves Growing lot sales and increasing market share Realizing value from stabilized commercial assets Capitalizing on growth opportunities and investments to generate near-term cash flow and earnings Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing NAV 28

Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 29 29

Third Quarter 2012 Appendix - Segment KPI’s - Reconciliation of Non-GAAP Financial Measures 30 30 30

31 MINERAL RESOURCES SEGMENT KPI'S Q3 2012 Q3 2011 YTD Q3 2012 YTD Q3 2011 Leasing Activity Net Acres Leased 3,120 380 3,900 7,700 Avg. Bonus / Acre $1,130 $265 $975 $288 Royalties* Oil Produced (Barrels) 69,000 42,300 199,800 102,200 Average Price / Barrel $75.81 $97.83 $89.15 $94.23 Natural Gas Produced (MMCF) 426.4 408.0 1,299.1 1,248.4 Average Price / MCF $2.24 $4.27 $2.61 $3.96 Total BOE 140,100 110,300 416,300 310,300 Average Price / BOE $44.17 $53.31 $50.92 $46.96 Segment Revenues ($ in Millions) $10.5 $5.9 $27.1 $17.8 Segment Earnings ($ in Millions)** $6.1 $3.6 $15.9 $12.3 Producing Wells* (end of period) 542 510 542 510 * Includes our share of venture production: 75 MMCf & 247 MMcf in Q3 2012 and YTD Q3 2012; 112 MMCf and 398 MMcf in Q3 2011 and YTD Q3 2011 ** Note: Segment results include costs associated with the development of our water initiatives: $1.2 million in Q3 2012; $1.0 million in Q3 2011; $3.6 million in YTD Q3 2012 and $2.8 million in YTD Q3 2011 31 31

REAL ESTATE SEGMENT KPI'S Q3 2012 Q3 2011 YTD Q3 2012 YTD Q3 2011 Residential Lot Sales Lots Sold 269 311 981 808 Average Price / Lot $54,100 $46,200 $49,700 $48,900 Gross Profit / Lot $20,100 $16,400 $18,000 $18,400 Commercial Tract Sales Acres Sold 18 -- 55 24 Average Price / Acre $133,900 -- $75,100 $157,900 Land Sales Acres Sold 560 550 1,950 3,960 Average Price / Acre $2,800 $2,800 $2,700 $2,600 Segment Revenues ($ in Millions) $27.1 $19.1 $71.7 $59.8 Segment Earnings (Loss) ($ in Millions) $12.7 ($4.3) $31.9 ($0.7) * Q3 2012 results include $10.2 million gain on sale of Broadstone multifamily community ** Q3 2011 & YTD Q3 2011 results include ($3.4) million in charges principally related to environmental remediation at our San Joaquin River project near Antioch, CA. *** YTD Q3 2012 results include $11.7 million gain from the sale of 25% interest in Palisades West Note: Includes ventures 32 32 * *** ** **

33 FIBER RESOURCES SEGMENT KPI'S Q3 2012 Q3 2011 YTD Q3 2012 YTD Q3 2011 Fiber Sales Pulpwood Tons Sold 160,000 85,800 265,200 222,100 Average Pulpwood Price / Ton $9.54 $7.57 $9.51 $8.57 Sawtimber Tons Sold 37,400 22,900 66,700 51,200 Average Sawtimber Price / Ton $20.21 $14.33 $19.88 $15.47 Total Tons Sold 197,400 108,700 331,900 273,300 Average Price / Ton $11.56 $8.99 $11.59 $9.86 Recreational Leases Average Acres Leased 129,200 164,600 130,500 185,300 Average Lease Rate / Acre $8.84 $8.28 $8.84 $8.84 Segment Revenues ($ in Millions) $3.0 $1.3 $5.3 $4.0 Segment Earnings ($ in Millions) $1.8 $0.4 $2.8 $1.8 Note: Fiber resources segment earnings negatively impacted by sale of over 74,000 acres of timberland during 2011 33 33

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

Forestar's Net Income and Earnings Per Share (EPS) excluding special items for the quarter and first nine months ended September 30, 2012 and 2011 are non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Net Income and EPS is helpful to analyze financial performance without the impact of items that may obscure trends in the company's underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures.

	Third Quarter		First Nine Months	
($ in millions, except per share amounts)	2012	2011	2012	2011
Net income (loss), after-tax, in accordance with GAAP	($0.7)	$36.4	$2.9	$30.0
Special items, after-tax				
Credo acquisition expenses	2.1	-	3.7	-
Extinguishment of debt and debt offering expenses	2.9	0.3	2.9	2.1
Gain on sale of timberland	-	(40.2)	-	(40.2)
Total special items, after-tax	$5.0	($39.9)	$6.6	(38.1)
Net income, after-tax, excluding special items	$4.3	($3.5)	$9.5	($8.1)
Net income (loss) per share, in accordance with GAAP	($0.02)	$1.02	$0.08	$0.84
Special items, after-tax, per diluted share				
Credo acquisition expenses	0.06	-	0.11	-
Extinguishment of debt and debt offering expenses	0.08	0.01	0.08	0.06
Gain on sale of timberland	-	($1.12)	-	(1.12)
Total special items, after-tax	$0.14	($1.11)	$0.19	($1.06)
Net income per share, excluding special items	$0.12	($0.09)	$0.27	($0.22)
Average basic shares outstanding	35.2	35.5	35.2	35.5
Average diluted shares outstanding	35.2	35.8	35.4	35.9

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Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 35